SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        April 7, 1998 (February 3, 1998)

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

     Delaware                     0-27584              04-3107342
 (State or other               (Commission            (IRS Employer
jurisdiction of                 File Number)       Identification No.)
incorporation)


                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)




                                 (617) 357-4455
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

(a) On February 18, 1998, Iron Mountain (the Company) filed a Form 8-K to report the purchase on February 3, 1998 of certain assets and the assumption of certain liabilities of Sloan Vaults, Incorporated ("Sloan") for $4.3 million cash. At such time, the Sloan acquisition was deemed to be a "significant" acquisition under Rules 1-02(w) and 3-05 of 8-K and the Company indicated that the required financial statements would be filed by amendment on or before April 19, 1998.

           On March 9, 1998, the Company filed a Form 8-K that included, among other things, the Company's audited financial statements for the year ended December 31, 1997. Based upon the Company's 1997 results, the Sloan acquisition is no longer deemed "significant" and accordingly, the Company will not file the financial statements specified under
           Item 7(a)94) of Form 8-K.

(b)        See preceding response.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IRON MOUNTAIN INCORPORATED
                                (Registrant)



                                By: /s/ Jean A. Bua
                                    Jean A. Bua
                                    Vice President and Corporate Controller


Date: April 7, 1998


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